UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2019 (September 22, 2019)

Bio-En Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-186629	990369776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 County Road, Unit B6, Secaucus, NJ 07094	80528
(Address of principal executive offices)	(Zip Code)

(845) 364-7151
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 4.01.	Changes in Registrant’s Certifying Accountants.

(a)	Dismissal of Independent Registered Public Accounting Firm.

On or about September 22, 2019, Bio-En Holdings Corp. (the “Company”) dismissed Weinstein & Co., CPA (“W&CO”) as the Company’s independent registered public accounting firm, which dismissal was approved by the Company’s Board of Directors. The decision to change the Company’s independent registered public accounting firm was the direct result of an order (the “Order”) of the Securities and Exchange Commission (the “SEC”) dated July 16, 2019 (SEC Release No. 86385), denying W&CO the privilege of appearing or practicing before the SEC.

The audit reports of W&CO on the financial statements of the Company for the years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that W&CO’s report dated March 18, 2019, on the Company’s financial statements as of and for the fiscal year ended December 31, 2018, included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2018 and December 31, 2017 and during the subsequent interim periods through September 22, 2019, there were (i) no disagreements with W&CO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to W&CO’s satisfaction, would have caused W&CO to make reference to the subject matter of the disagreement in connection with its reports, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided W&CO with a copy of the foregoing disclosures and requested it to furnish the Company with a letter addressed to the SEC stating whether W&CO agrees with the statements made by the Company in the Report. A copy of the letter will be filed as Exhibit 16.1 to this Form 8-K if and when that letter is received by the Company.

(b)    Engagement of New Independent Registered Public Accounting Firm.

On September 22, 2019, the Company engaged AJ Robbins CPA, LLC (“AJRobbins”) as the Company’s independent registered public accounting firm for the year ending December 31, 2019, which was approved by the Company’s Board of Directors.

During the Company’s two most recent fiscal years ended December 31, 2018 and December 31, 2017 and during the subsequent interim periods from January 1, 2019 through September 22, 2019, neither the Company nor anyone on its behalf has consulted with AJRobbins regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that AJRobbins concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are defined in Regulation S-K Item 304(a)(1)(iv) and (v), respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Unless otherwise indicated, the following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

16.1	Letter from Weinstein & Co., CPA to the Securities and Exchange Commission*

*To be filed by amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Bio-En Holdings Corp. has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2019	BIO-EN HOLDINGS CORP.

	By:	/s/ Baruch Adika
Baruch Adika
Chief Executive Officer